UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2022

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Autoscope Technologies Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	86-3685595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Hennepin Avenue, Minneapolis, Minnesota	55403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 438-2363

(Former name or former address, if changed since last report.)

________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AATC	The Nasdaq Capital Market
Preferred Stock Purchase Rights	AATC	The Nasdaq Capital Market

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 4, 2022, Andrew T. Berger notified the Board of Directors of Autoscope Technologies Corporation ("Autoscope") that he was resigning as the President and Chief Executive Officer of Autoscope and as Chief Executive Officer of Image Sensing Systems, Inc. (“ISNS”), Autoscope’s wholly-owned subsidiary, effective November 10, 2022. Mr. Berger will continue to serve on the Boards of Directors and as Executive Chair of Autoscope and ISNS.

(c) Effective on November 10, 2022, the Board of Directors of Autoscope appointed Francis (Frank) G. Hallowell as Autoscope’s Interim President and Chief Executive Officer. Mr. Hallowell will continue to serve as Chief Financial Officer of Autoscope and ISNS and as President of ISNS.

Mr. Hallowell, age 65, was appointed as Chief Financial Officer of ISNS on April 29, 2019 and as Chief Financial Officer of Autoscope on April 28, 2021. He served as the Vice President and Chief Financial Officer for Wipaire Inc. from January 2016 to April 2019. Prior to his appointment at Wipaire Inc., Mr. Hallowell served as Chief Financial Officer and other senior financial roles at WellClub, LLC from May 2015 to January 2016, Logic PD, Inc. from December 2008 to March 2015, Pearson PLC from December 2006 to December 2008, and ExpressPoint Technology Services, Inc. from December 1997 to December 2006.

(e) On February 1, 2022, Autoscope and ISNS (collectively, the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Mr. Hallowell as the Chief Financial Officer of Autoscope and the President, Chief Financial Officer and Chief Operating Officer of ISNS. Under the Employment Agreement, Mr. Hallowell is an at-will employee of the Company, and his employment may be terminated by the Company or Mr. Hallowell at any time. The Employment Agreement has not been changed as a result of Mr. Hallowell’s appointment as Interim President and Chief Executive Officer of Autoscope.

The Employment Agreement provides for (1) an annual salary of $300,000.00 for the remainder of the 2022 calendar year, (2) a target bonus of up to 25% of Mr. Hallowell’s salary for the previous calendar year based on the attainment of performance goals set by the Company’s Board of Directors, (3) insurance and other benefits in accordance with the Company’s standard and executive benefits, and (4) vacation in accordance with the Company’s vacation policy.  The Employment Agreement also provides for the following compensation and benefits upon termination of employment:

  If the termination of employment is voluntary on the part of Mr. Hallowell and not for “Good Reason” as defined in the Employment Agreement, the Company must pay to Mr. Hallowell all earned and unpaid amounts due to him for salary through the termination date. Mr. Hallowell then will have 90 days after the termination of his employment (or such shorter period as is provided in the documents governing such options) to exercise any and all options to purchase the shares of Autoscope’s common stock that he owns and are exercisable at the termination date. Any other options and any unvested restricted stock or restricted stock units for Autoscope’s common stock that he owns will terminate.

  If the termination of employment is “With Cause” as defined in the Employment Agreement, Mr. Hallowell will not be entitled to any severance, and any and all options, restricted stock and restricted stock units for Autoscope’s common stock that he owns will terminate.  However, in that case, Mr. Hallowell would have 10 days after being provided by the Company with written notice of the breach to cure such alleged breach, failure or misconduct if the breach, failure or misconduct is curable.

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  If (1) Mr. Hallowell terminates his employment for “Good Reason” as defined in the Employment Agreement or (2) the Company terminates his employment for any reason other than (a) With Cause or (b) because of Mr. Hallowell’s inability to perform his duties because of death or disability, upon his entry into a release agreement substantially in the form attached as Appendix B to the Employment Agreement (the “Release”), Mr. Hallowell will be entitled to six months of salary continuation, without eligibility for bonus, and he will have 90 days after the termination of his employment (or such shorter period as is provided in the documents governing such options) to exercise all options to purchase the shares of the Autoscope’s common stock that he owns and that are exercisable at the termination date. Any other options and any unvested restricted stock or restricted stock units for Autoscope’s common stock owned by him will terminate.

In connection with the Employment Agreement, Autoscope granted Mr. Hallowell an immediately exercisable option with a term of 10 years to purchase 60,000 shares of Autoscope’s common stock at an exercise price of $6.87 per share (which is equal to the closing price of Autoscope’s common stock as quoted on the Nasdaq Capital Market on the trading day immediately before the date of the Employment Agreement). The option was granted under the terms of the Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan that was assumed by Autoscope effective on July 21, 2021. When he signed the Employment Agreement, Mr. Hallowell also entered into a Confidentiality, Noncompetition, and Invention Assignment Agreement with the Company dated as of February 1, 2022 in the form attached as Appendix A to the Employment Agreement (the “Noncompetition Agreement”).

The foregoing description of the Employment Agreement, including the Release and the Noncompetition Agreement, is qualified in its entirety by reference to the Employment Agreement, a copy of which is incorporated by reference as an exhibit to this Current Report on Form 8-K.

Cautionary Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange of 1934, as amended.  Forward-looking statements represent our expectations or beliefs concerning future events and can be identified by the use of forward looking words such as "expects," "believes," "may," "will," "should," "intends," "plans," "estimates," or "anticipates" or other comparable terminology.  Forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from the results described in the forward-looking statements.

The Employment Agreement incorporated by reference as an exhibit to this Current Report on Form 8-K has been included to provide Autoscope’s investors and shareholders with information regarding its terms. The Employment Agreement is not intended to provide any other factual information about Autoscope or its subsidiaries and affiliates. The Employment Agreement contains representations and warranties certain parties made for the benefit of only such parties. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Employment Agreement. Moreover, certain representations and warranties in the Employment Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors and shareholders, or may have been used for the purpose of allocating risk among the parties to the Employment Agreement rather than establishing matters as facts. Accordingly, the representations and warranties in the Employment Agreement should not be relied on by any persons as characterizations of the actual state of facts about Autoscope, ISNS, or any other parties to the Employment Agreement at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Employment Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

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Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.  The following documents are hereby filed as exhibits to this Current Report on Form 8-K:

Exhibit No.
10.1	Employment Agreement dated February 1, 2022 among Autoscope Technologies Corporation, Image Sensing Systems, Inc. and Francis (Frank) G. Hallowell, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated February 1, 2022.*

10.2	Form of Option Agreement for Autoscope Technologies Corporation, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated February 1, 2022.*
99.1	Press Release dated November 10, 2022, filed herewith.

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*Management contract of compensatory plan or agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2022	Autoscope Technologies Corporation

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
10.1

Employment Agreement dated February 1, 2022 among Autoscope Technologies Corporation, Image Sensing Systems, Inc. and Francis (Frank) G. Hallowell, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated February 1, 2022.*

10.2	Form of Option Agreement for Autoscope Technologies Corporation, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated February 1, 2022.*
99.1	Press Release dated November 10, 2022, filed herewith.

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*Management contract of compensatory plan or agreement.